EXHIBIT 99.1
                             ------------

                            CERTIFICATION
                PURSUANT TO 18 U.S.C. SECTION 1350

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q (the "Report") of AMCON Distributing Company (the "Company") for the fiscal quarter ended March 28, 2003, I, William F. Wright, Chairman and Principal Executive Officer of the Company, hereby certify pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

    (1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2003               /s/ William F. Wright
                                -------------------------
                                Title: Chairman and Principal
                                        Executive Officer

                                AMCON Distributing Company


A signed original of this written statement required by Section 906 has been provided to AMCON Distributing Company and will be retained by AMCON Distributing Company and furnished to the Securities and Exchange
Commission or its staff upon request.